UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2021

BANCFIRST CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Oklahoma	0-14384	73-1221379
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Broadway, Oklahoma City, OK		73102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (405) 270-1086

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value Per Share	BANF	NASDAQ Global Select Market System

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)

On May 27, 2021, BancFirst Corporation (the “Company”) held its annual meeting of shareholders.  As of the record date on April 5, 2021, the total number of shares of common stock outstanding and entitled to vote at the annual meeting was 32,771,013, of which 28,570,788 shares were represented at the meeting in person or by proxy. The purpose of the annual meeting was to vote on five proposals: (i) to elect the 20 directors nominated by our board; and (ii) to amend the BancFirst Corporation Stock Option Plan to increase the number of shares of common stock authorized to be granted to 300,000 shares; (iii) to amend the BancFirst Corporation Non-Employee Directors’ Stock Option Plan to increase the number of shares of common stock authorized to be granted to 50,000 shares; (iv) to amend the BancFirst Corporation Directors’ Deferred Stock Compensation Plan to increase the number of shares of common stock authorized to be granted to 40,000 shares; and (v) to ratify BKD, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Each of the foregoing proposals was set forth and described in the Notice of Annual Meeting and Proxy Statement of the Company dated April 7, 2021. At the meeting, the shareholders elected all 20 directors; amended the BancFirst Corporation Stock Option Plan; amended the BancFirst Corporation Non-Employee Directors’ Stock Option Plan; amended the BancFirst Corporation Directors’ Deferred Stock Compensation Plan; and ratified our independent auditors.

(b)	The number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter (where applicable), are set forth below:

Description of Proposal	Number of Shares
Proposal No. 1-Election of Directors	For	Withheld	Broker Non-Votes

Dennis L. Brand	27,081,663	468,896	1,020,229
C.L. Craig, Jr.	27,296,222	254,337	1,020,229
F. Ford Drummond	24,442,995	3,107,564	1,020,229
Joseph Ford	24,443,063	3,107,496	1,020,229
Joe R. Goyne	27,082,305	468,254	1,020,229
David R. Harlow	27,324,768	225,791	1,020,229
William O. Johnstone	27,082,445	468,114	1,020,229
Frank Keating	27,094,174	456,385	1,020,229
Bill G. Lance	27,377,593	172,966	1,020,229
Dave R. Lopez	27,371,262	179,297	1,020,229
William Scott Martin	27,376,970	173,589	1,020,229
Tom H. McCasland, III	27,297,407	253,152	1,020,229
David E. Rainbolt	27,228,847	321,712	1,020,229
H.E. Rainbolt	26,880,010	670,549	1,020,229
Robin Roberson	27,380,526	170,033	1,020,229
Darryl W. Schmidt	27,082,321	468,238	1,020,229
Natalie Shirley	27,379,181	171,378	1,020,229
Michael K. Wallace	27,297,950	252,609	1,020,229
Gregory G. Wedel	27,378,102	172,457	1,020,229
G. Rainey Williams, Jr.	24,029,323	3,521,236	1,020,229

Proposal No. 2- To Amend the	For	Against	Abstained	Broker Non-Votes
BancFirst Corporation Stock Option Plan	17,431,908	9,992,978	125,673	1,020,229
Proposal No. 3- To Amend the	For	Against	Abstained	Broker Non-Votes
BancFirst Corporation Non-Employee Directors’ Stock Option Plan	27,149,657	273,744	127,158	1,020,229

Proposal No. 4- To Amend the	For	Against	Abstained	Broker Non-Votes
BancFirst Corporation Directors’ Deferred Stock Compensation Plan	27,322,673	100,738	127,148	1,020,229

Proposal No. 5- To Ratify the	For	Against	Abstained	Broker Non-Votes
Independent Registered Public Accounting Firm	28,500,736	61,030	9,022	-

Item 7.01 Regulation FD Disclosure.

BancFirst Corporation Announces Declaration of Quarterly Dividend on its Common Stock and an Interest Payment on its BFC Capital Trust II

On May 27, 2021, BancFirst Corporation’s Board of Directors declared a $0.34 per share cash dividend on its common stock. The dividend is payable July 15, 2021, to shareholders of record on June 30, 2021. BancFirst Corporation will also pay the quarterly interest payment on $26.8 million of its 7.20% Junior Subordinated Debentures related to the trust preferred securities issued by its statutory trust subsidiary, BFC Capital Trust II. The trust will use the proceeds of the interest payment to pay a dividend of $0.45 per share on the trust preferred securities, payable July 15, 2021, to shareholders of record on June 30, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANCFIRST CORPORATION (Registrant)

Date: May 27, 2021	By:	/s/ Kevin Lawrence
Kevin Lawrence
Executive Vice President Chief Financial Officer

4